Exhibit 10.26a

AMENDMENT NO. 1 TO THE STOCK PURCHASE AGREEMENT

AMENDMENT NO. 1, dated December 23, 2009 (this “Amendment”), by and among Selective Insurance Group, Inc., a New Jersey corporation (the “Seller”), Selective HR Solutions, LLC, a Florida limited liability company formerly known as Selective HR Solutions, Inc. and a wholly-owned Subsidiary of the Seller (the “Company”), Selective HR Solutions II, Inc., a Georgia corporation and wholly-owned Subsidiary of the Company (“SHRS-II”), Selective HR Solutions III, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-III”), Selective HR Solutions IV, Inc., a Maryland corporation and wholly-owned Subsidiary of the Company (“SHRS-IV”), Selective HR Solutions V, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-V”), Selective HR Solutions VI, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-VI”), Selective HR Solutions VII, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-VII”), Selective HR Solutions VIII, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-VIII”), Selective HR Solutions IX, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-IX”), Selective HR Solutions X, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-X”), Selective HR Solutions XI, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-XI”), Selective HR Solutions XII, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-XII”), Selective HR Services, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania and wholly-owned Subsidiary of the Company (“SHRS-LLC”), and AlphaStaff Group, Inc., a Florida corporation (the “Purchaser”), AlphaStaff, Inc., a Florida corporation and wholly-owned Subsidiary of the Purchaser (“Alpha”), AlphaStaff Holdings, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Holdings”), Alpha NYPEO, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Alpha-NY”), AlphaStaff Systems V, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Systems-V”) and AlphaStaff 2, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Alpha-2”) and AlphaStaff 3, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Alpha-3”), hereby amends that certain STOCK PURCHASE AGREEMENT (the “Purchase Agreement”), dated as of October 27, 2009, by and among Seller, the Company, SHRS-II, SHRS-III, SHRS-IV, SHRS-V, SHRS-VI, SHRS-VII, SHRS-VIII, SHRS-IX, SHRS-X, SHRS-XI, SHRS-XII, SHRS-LLC, Purchaser, Alpha, Holdings, Alpha-NY, Systems-V and Alpha-2.

RECITALS

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement; and

WHEREAS, the parties to the Purchase Agreement have determined that it is advisable to amend the Purchase Agreement; and

WHEREAS, Section 11.07 of the Purchase Agreement provides that the Purchase Agreement may be amended by execution of a written instrument executed by the parties thereto.

NOW, THEREFORE, in consideration of the foregoing premises, and the agreements, covenants, representations and warranties contained in the Purchase Agreement and herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and accepted, the parties, intending to be legally bound, hereby agree as follows:

1.                 The first paragraph of the Purchase Agreement is hereby amended to read in its entirety as follows:

“STOCK AND ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of October 27, 2009, by and among Selective Insurance Group, Inc., a New Jersey corporation (the “Seller”), Selective HR Solutions, Inc., a Florida corporation and wholly-owned Subsidiary of the Seller (the “Company”), Selective HR Solutions II, Inc., a Georgia corporation and wholly-owned Subsidiary of the Company (“SHRS-II”), Selective HR Solutions III, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-III”), Selective HR Solutions IV, Inc., a Maryland corporation and wholly-owned Subsidiary of the Company (“SHRS-IV”), Selective HR Solutions V, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-V”), Selective HR Solutions VI, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-VI”), Selective HR Solutions VII, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-VII”), Selective HR Solutions VIII, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-VIII”), Selective HR Solutions IX, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-IX”), Selective HR Solutions X, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-X”), Selective HR Solutions XI, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-XI”), Selective HR Solutions XII, Inc., a Florida corporation and wholly-owned Subsidiary of the Company (“SHRS-XII”), Selective HR Services, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania and wholly-owned Subsidiary of the Company (“SHRS-LLC”), and AlphaStaff Group, Inc., a Florida corporation (the “Purchaser”), AlphaStaff, Inc., a Florida corporation and wholly-owned Subsidiary of the Purchaser (“Alpha”), AlphaStaff Holdings, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Holdings”), Alpha NYPEO, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Alpha-NY”), AlphaStaff Systems V, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Systems-V”), AlphaStaff 2, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Alpha-2”) and AlphaStaff 3, Inc., a Florida corporation and indirect, wholly-owned Subsidiary of the Purchaser (“Alpha-3”).”

2.                 Section 1.01 of the Purchase Agreement is hereby amended by the deletion of the definition of “Acquiring Subsidiaries” in its entirety and the insertion in lieu thereof of the following:

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““Acquiring Subsidiaries” means, collectively, Alpha-NY, Alpha-2, Alpha-3, Holdings and Systems-V and any other Subsidiaries of the Purchaser designated by the Purchaser as Acquiring Subsidiaries.”

3.                 Section 2.03(b) of the Purchase Agreement is hereby amended to read in its entirety as follows:

“Each of Purchaser and Seller shall separately allocate the sum of the Purchase Price and the Assumed Liabilities in a manner reasonably determined in good faith (each, an “Allocation”) and shall not be required to agree in writing as to the Allocation.”

4.                 Section 5.13(a) of the Purchase Agreement is hereby amended to read in its entirety as follows:

“Prior to the Closing, the Seller shall cause any contract or arrangement, whether oral or written, that is set forth in Section 5.13 of the Disclosure Letter to be terminated or otherwise amended to exclude the Company and any Company Subsidiaries as a party thereto.”

5.                 Section 9.04 of the Purchase Agreement is hereby amended to read in its entirety as follows:

“Limits on Indemnification

.  Notwithstanding anything to the contrary contained in this Agreement, except as set forth below:  (a) an Indemnifying Party shall not be liable for any claim for indemnification pursuant to Section 9.02 or 9.03, unless and until the aggregate amount of indemnifiable Losses which may be recovered from the Indemnifying Party equals or exceeds $100,000, after which the Indemnifying Party shall be liable only for those Losses in excess of $100,000; (b) no Losses may be claimed under Section 9.02 or 9.03 by an Indemnified Party or shall be reimbursable by an Indemnifying Party or shall be included in calculating the aggregate Losses set forth in clause (a) above other than Losses in excess of $5,000 resulting from any single or aggregated claims arising out of the same facts, events or circumstances; and (c) the maximum amount of indemnifiable Losses which may be recovered from an Indemnified Party arising out of or resulting from the causes set forth in Section 9.02 or 9.03, as the case may be, shall be an amount equal to $2,225,000. The provisions of this Section 9.04 shall not apply with respect to indemnification (A) of either party for Taxes, provided that an Indemnifying Party shall not be liable for any claim for indemnification for Taxes unless and until the aggregate amount of indemnifiable Losses (including Losses other than for Taxes) which may be recovered from the Indemnifying Party equals or exceeds $100,000, after which the Indemnifying Party shall be liable only for those Losses in excess of $100,000, (B) by the Seller of the Purchaser for Losses arising from or related to workers’ compensation insurance and workers’ compensation claims, including claims incurred prior to the Closing Date but not reported until thereafter, (C) by the Seller of the Purchaser for (x) Litigation Losses, (y) Liabilities resulting directly or indirectly from the provision by the Purchaser to the Seller of inaccurate information pursuant to Section 3.27(i), or (z) Losses relating to any failure of the Company or the Company Subsidiaries, prior to the Closing Time, to fully vest participants in accordance with plan terms on the discontinuance of employer contributions to the Company’s retirement plans (provided, in the case of clause (z), that the Purchaser has afforded the Seller both the ability to control the remediation of any such event at the Seller’s expense and through counsel of the Seller’s choice in consultation with the Purchaser and the Purchaser’s counsel, respectively, and reasonable cooperation in connection therewith), or (D) by the Purchaser of the Seller for Liabilities (x) resulting directly or indirectly from the provision by the Purchaser to the Seller of inaccurate information pursuant to Section 5.09 (provided the Seller has not terminated its obligations under Section 5.09(c) pursuant to Section 5.09(e)), or (y) relating to the COBRA obligations of the Purchaser or amounts payable pursuant to Section 6.03.”

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6.                 Except as specifically amended hereby, the terms and provisions of the Purchase Agreement shall continue and remain in full force and effect and the valid and binding obligation of the parties thereto in accordance with its terms.  All references in the Purchase Agreement (and in any other agreements, documents and instruments entered into in connection therewith) to the “Purchase Agreement” shall be deemed for all purposes to refer to the Purchase Agreement, as amended by this Amendment.

7.                 This Amendment may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

8.                 This Amendment shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to contracts executed in and to be performed in that State.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER AND AFFILIATES

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Dale A. Thatcher
Name: Dale A. Thatcher
Title: Executive Vice President, Chief Financial
Officer and Treasurer

SELECTIVE HR SOLUTIONS, LLC

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS II, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS III, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS IV, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS V, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS VI, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS VII, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS VIII, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS IX, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS X, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS XI, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SOLUTIONS XII, INC.

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

SELECTIVE HR SERVICES, LLC
By: Selective HR Solutions, LLC
Its: Sole Member

By:	/s/ Brian C. Sarisky
Name: Brian C. Sarisky
Title: President and Chief Executive Officer

PURCHASER AND AFFILIATES

ALPHASTAFF GROUP, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer

ALPHASTAFF, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer

ALPHASTAFF HOLDINGS, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer

ALPHA NYPEO, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer

ALPHASTAFF SYSTEMS V, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer

ALPHASTAFF 2, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer

ALPHASTAFF 3, INC.

By:	/s/ Jay Starkman
Name: Jay Starkman
Title: President and Chief Executive Officer